UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☒	Soliciting Material under §240.14a-12

DIVERSEY HOLDINGS, LTD.
(Name of Registrant as Specified In Its Charter)

Olympus Water Holdings IV, L.P.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Home Departments Share Your Concern Solenis.com Top Links Diversey to be acquired by Solenis for $4.6 billion March 8, 2023 As reviewed during the Global Town Hall today, Solenis and Diversey have announced an agreement to merge our two companies. The press release is posted on Solenis.com and is at right for your reference. Although we may look slightly different from the outside, Solenis and Diversey have much in common. We share the mission of striving to be a quality employer and a trusted partner to customers and suppliers with a commitment to delivering value-added products and services. This transaction is expected to be completed in the second half of 2023, subject to the satisfaction of customary closing conditions, including approval of Diversey shareholders and receipt of regulatory approvals. In the meantime, it is important to remember that Diversey and Solenis remain separate businesses and will continue to operate independently. I would ask everyone to stay focused on the business at hand, not become distracted during this period and, as always, stay safe. I recognize these transactions have the potential to cause some disruption and/or apprehension. Be assured we have teams working on integration planning and ask all employees to adhere to the following: Rules of Engagement – It is important to follow the rules of engagement until this deal closes. We anticipate this will occur in the second half of 2023. Until we close, it is business as usual. (See document at right.) Staying Focused – It is important that we continue to focus on doing what we do best – running and supporting our businesses. Please stay focused on remaining safe and finishing 2023 strong. Communications – We will continue to share updates through Town Halls and other channels as we move forward. InSite > Communications, Brand and Culture Acquisitions Diversey

Media – If you are contacted by the media, it is important that you refer all inquiries to Catherine Abernathy, vice president, Corporate Communications. Please do not post about the transaction on social media. I congratulate the Solenis team on another exciting opportunity to grow Solenis. Each of you has contributed to Solenis’ solid performance over the past several years. Because of your hard work and dedication, we remain focused on our growth culture and to driving value for our customers and communities in which we operate. I hope you are as excited about our future as I am. Best regards, John Panichella CEO Important Information For Investors and Shareholders In connection with the proposed transaction, Diversey Holdings Ltd. (the “Company”) intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to shareholders a proxy statement on Schedule 14A. The Company, certain of its affiliates and certain affiliates of Bain Capital and the Company’s controlling stockholder, intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement, the Schedule 13E-3 and a proxy card to each shareholder of the Company entitled to vote at the meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS. The materials to be filed by the Company will be made available to the Company’s investors and shareholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.Diversey.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Participants in the Solicitation The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed transaction under SEC rules. Investors and shareholders may obtain more detailed information regarding the names, affiliations and interests of the

Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2022 annual meeting of shareholders, the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available. No Offer or Solicitation This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to the proposed transaction and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. ©2022 Solenis Questions? Contact: Webmaster@solenis.com

solenis.com John Panichella CEO Solenis LLC 2475 Pinnacle Drive Wilmington, DE 19803 March 8, 2023. Dear Valued Customer: Today, Solenis and Diversey signed a definitive merger agreement whereby Diversey will be acquired by Solenis and become a private company, continuing our legacy as a customer-focused global specialty chemical company. Combining these two complementary businesses will launch a new and exciting chapter in Solenis’ history. The transaction is expected to be completed in the second half of 2023 subject to the satisfaction of customary closing conditions, including approval of Diversey shareholders and receipt of regulatory approvals. Solenis and Diversey share the mission of striving to be a trusted partner to customers with a commitment to delivering solutions to help customers to improve their operational efficiency, reduce their environmental footprint and enhance safety, while improving the cleanliness of facilities and process water. We understand that customer relationships are important, and we want to assure you that our focus will remain on providing you with the same superior products and professional service you have always received. Until the transaction closes, we will continue to conduct business as usual and both parties will operate as independent companies. All sales and support contacts, product information, and order placement and delivery processes will remain unchanged. To view news releases regarding this announcement, please visit the Resources section of solenis.com. Should you have any questions, please contact your local sales representative. Solenis is committed to you and your business, and we look forward to our continued partnership. Sincerely, John Panichella CEO

Important Information For Investors and Shareholders In connection with the proposed transaction, Diversey Holdings Ltd. (the “Company”) intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to shareholders a proxy statement on Schedule 14A. The Company, certain of its affiliates and certain affiliates of Bain Capital and the Company’s controlling stockholder, intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement, the Schedule 13E-3 and a proxy card to each shareholder of the Company entitled to vote at the meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS. The materials to be filed by the Company will be made available to the Company’s investors and shareholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.Diversey.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Participants in the Solicitation The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed transaction under SEC rules. Investors and shareholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2022 annual meeting of shareholders, the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available. No Offer or Solicitation This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to the proposed transaction and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

solenis.com Dan Key COO Solenis LLC 2475 Pinnacle Drive Wilmington, DE 19803 March 8, 2023. Dear Valued Supplier: Today, Solenis and Diversey signed a definitive merger agreement whereby Diversey will be acquired by Solenis and become a private company, continuing our legacy as a customer-focused global specialty chemical company. Combining these two complementary businesses will launch a new and exciting chapter in Solenis’ history. The transaction is expected to be completed in the second half of 2023 subject to the satisfaction of customary closing conditions, including approval of Diversey shareholders and receipt of regulatory approvals. Until the transaction closes, we will continue to conduct business as usual and both parties will operate as independent companies. Following close of the transaction, we will begin the important work of carefully managing a smooth transition and will provide further information as we move forward in this exciting process. To view news releases regarding this announcement, please visit the Resources section of solenis.com. Should you have any questions, please contact your local sales representative. Solenis is committed to our continued partnership. Sincerely, Dan Key Chief Operating Officer

Important Information For Investors and Shareholders In connection with the proposed transaction, Diversey Holdings Ltd. (the “Company”) intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to shareholders a proxy statement on Schedule 14A. The Company, certain of its affiliates and certain affiliates of Bain Capital and the Company’s controlling stockholder, intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement, the Schedule 13E-3 and a proxy card to each shareholder of the Company entitled to vote at the meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS. The materials to be filed by the Company will be made available to the Company’s investors and shareholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.Diversey.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Participants in the Solicitation The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed transaction under SEC rules. Investors and shareholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2022 annual meeting of shareholders, the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available. No Offer or Solicitation This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to the proposed transaction and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Frequently Asked Questions (FAQ) for Solenis / Diversey Deal This document is intended for internal use only. On March 8, 2023, Solenis and Diversey signed a definitive merger agreement whereby Diversey will be acquired by Solenis and will become a private company. The following FAQs are intended to help Solenis employees understand more about the pending acquisition. Overview Why was this an attractive business deal for Solenis? Both companies have a very similar go-to-market approach and business model utilizing service, chemistry and equipment as key differentiators. Both companies offer these value-added services for ‘managing water,’ leveraging deep domain expertise, Corporate Accounts approach and delivery of innovations that are focused on market drivers. This deal is expected to provide bigger growth opportunities for Solenis. In addition, the success of our existing partnership with Diversey in the Food and Beverage (F&B) water treatment arena exhibits the capabilities of the combined company. Who is Diversey? Diversey is a leading provider of hygiene, infection prevention and cleaning solutions based in Fort Mill, South Carolina, USA. Approximately 9,000 employees provide an integrated suite of solutions, including patented chemicals, dosing and dispensing equipment, cleaning machines, services and ancillary digital analysis. They serve more than 85,000 customers in over 80 countries. Will Platinum continue to own Solenis? Will they own Diversey? Yes. Platinum (along with other minority shareholders) will continue to own Solenis. Diversey will be merged into Solenis so in effect Platinum and the minority shareholders will now own Diversey as well (through their Solenis ownership). Is this the first step toward an IPO? An IPO, like other potential strategic transactions, remains a potential path for the business, but the focus should remain, as always, on executing against our business plan. What will our combined sales be after the deal is closed? Combined annual revenue for Solenis and Diversey for the twelve-month period ending September 30, 2022, was $6.6 billion. Is this a “done deal?” What other approvals are needed? No. The transaction is expected to be completed in the second half of 2023, subject to satisfaction of customary closing conditions, including approval by Diversey shareholders and receipt of regulatory approvals. Who will run the companies between now and closing? From now until the closing, it is critical to remember that Solenis and Diversey remain separate businesses and will continue to operate independently.

Frequently Asked Questions (FAQ) for Solenis / Diversey Deal This document is intended for internal use only. Will we have a transition team in place to manage the integration process? Yes. The integration team is being established and the people leading the Integration Management Office (IMO) and Integration teams will be communicated in the next few weeks. Customer Communications How should we communicate this deal to our customers and suppliers? At this point, all stakeholders can view our public announcement on our website – solenis.com. A customer letter will be sent to the commercial teams this week to share with our customers around the globe. This letter will be translated into several languages. When this is complete, we will provide these letters with instructions to our commercial team that they should send them via email to customers and follow-up with a personal call or visit for our key customers. These letters and the announcement press release will be available on InSite. Can I begin to discuss Diversey products with my customers? No, not at this time. Solenis and Diversey have only announced that we have signed a definitive merger agreement. However, until the transaction closes, all parties must continue to conduct business as usual and operate strictly as separate companies. I have a business opportunity that involves combined Solenis and Diversey products/service; can I start talking with my customer and include it in the sales funnel? No, until the transaction closes, Solenis and Diversey must operate as independent companies. What can I say to our customers? Solenis and Diversey have much in common. We share the mission of striving to be a trusted partner to customers and suppliers with a commitment to delivering solutions to help customers improve their operational efficiency, reduce their environmental footprint and enhance people safety, while maximizing cleanliness of facilities and processed water. It is important to remember that this is a combination which we believe is highly complementary and is focused on growth and seizing opportunities to bring more and ever better solutions to meet customers' needs. How should I conduct my day-to-day business between now and when the deal closes? You should continue to operate as you always do. It is business as usual until the deal closes. In fact, it is critical that we remain dedicated to meeting or exceeding our 2023 business plan. We still have businesses to run and customers who are depending on us to continue to provide high quality products and services. I am counting on you to keep your teams focused and safe.

Frequently Asked Questions (FAQ) for Solenis / Diversey Deal This document is intended for internal use only. Culture Are our cultures similar? The transaction is not yet completed, and the integration process lies ahead; however, we have already observed similarities, including with regard to safety and environmental focus. Both companies have a strong emphasis on people – their development and growth. Organizational Structure Are there likely to be organizational changes after close? Given the complexity of this deal there will be some organizational changes as we move forward; however, it is too early in the planning process to predict any changes. We will keep you informed at every step. Other What behaviors/actions do we anticipate from our major competitors in reaction to this deal? We can’t predict how our competitors will react or what they might say to our customers about the transaction or Solenis’ future. But we know exactly what we need to do. Everyone at Solenis understands the importance of maintaining our momentum and continuing to execute against our 2023 business plan. Can I buy stock in Diversey? You should not be buying or selling Diversey stock (or encouraging others to do) if you have material non-public information (MNPI) about Diversey. Trading with MNPI is also referred to as “insider trading” and is illegal. MNPI may include information about Diversey’s business, financial performance and the likelihood of begin able to close on the proposed acquisition. Trading while in possession of MNPI (either by you, or by someone at your recommendation or “tip”) could have serious consequences for you, including severe fines and jail sentences. It could also risk delaying or jeopardizing the transaction with Diversey. If in doubt as to whether you have MNPI, don’t trade, and never provide MNPI to anyone outside of Solenis. Please contact Mark Dugan mdugan@solenis.com with any questions regarding MNPI or trading in Diversey securities. What should I do if I am contacted by the local press? If you are contacted by the press, please refer them to Catherine Abernathy, vice president, Corporate Communications cmabernathy@solenis.com. If I have additional questions, what should I do? Please submit your questions to AskJohn@solenis.com. We will continue to review your questions and post responses routinely. Important Information for Investors and Shareholders In connection with the proposed transaction, Diversey Holdings Ltd. (the “Company”) intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to shareholders a proxy statement on Schedule 14A. The Company, certain of its affiliates and certain affiliates of Bain Capital and the Company’s controlling stockholder, intend to

Frequently Asked Questions (FAQ) for Solenis / Diversey Deal This document is intended for internal use only. jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement, the Schedule 13E-3 and a proxy card to each shareholder of the Company entitled to vote at the meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS. The materials to be filed by the Company will be made available to the Company’s investors and shareholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.Diversey.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Participants in the Solicitation The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed transaction under SEC rules. Investors and shareholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2022 annual meeting of shareholders, the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available. No Offer or Solicitation This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to the proposed transaction and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.